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                                                                  EXHIBIT 10.17a


                          OWNER PARTICIPANT GUARANTEE


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                          OWNER PARTICIPANT GUARANTEE


                          Dated as of August 24, 2000

                                    made by

                              PSEG RESOURCES INC.
                                  as Guarantor


                               Conemaugh Facility


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                          OWNER PARTICIPANT GUARANTEE


     This OWNER PARTICIPANT GUARANTEE (this "Guarantee"), dated as of August 24, 2000, is issued by PSEG RESOURCES INC., a New Jersey corporation, as guarantor (the "Guarantor") in favor of the Beneficiaries (as in Section 4 below).

                                  WITNESSETH:

     WHEREAS, the Guarantor is the indirect parent of PSEGR Conemaugh Generation, LLC, a Delaware limited liability company (the "Owner Participant");

     WHEREAS, simultaneously herewith the Owner Participant is entering into a Participation Agreement, dated as of August 24, 2000 (the "Participation Agreement"), with Reliant Energy Mid-Atlantic Power Holdings LLC (the "Facility Lessee"), Conemaugh Lessor Genco LLC (the "Owner Lessor"), Wilmington Trust Company, not in its individual capacity but as the Lessor Manager under the LLC Agreement (the "Lessor Manager"), Wilmington Trust Company, in its individual capacity (the "Trust Company"), Bankers Trust Company, not in its individual capacity but as the Lease Indenture Trustee under the Lease Indenture (the "Lease Indenture Trustee") and Bankers Trust Company, not in its individual capacity and but as the Pass Through Trustee under the Pass Through Trust Agreements (the "Pass Through Trustee");

     WHEREAS, the Guarantor anticipates benefitting directly and indirectly from the transactions contemplated by the Participation Agreement and is executing and delivering this Guarantee to induce the Beneficiaries to enter into the Participation Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

SECTION 1. DEFINITIONS

     For purposes of this Guarantee, capitalized terms used but not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. The general provisions of Appendix A shall apply to terms used in this



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Guarantee and specifically defined herein. Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect.

SECTION 2. GUARANTEE

    Section 2.1 Subject to the terms hereof, the Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, to each of the Beneficiaries severally (a) the due, complete and punctual performance and observance by the Owner Participant of each term, provision and condition binding upon the Owner Participant pursuant to any of the Operative Documents to which the Owner Participant is or becomes a party (the "OP Operative Documents") and (b) the due, punctual and full payment (when and as the same may become due and payable) of each amount that the Owner Participant is or may become obligated to pay to such Beneficiary under or pursuant to any of the OP Operative Documents, in accordance with the terms thereof, by acceleration or otherwise without offset or deduction.

    Section 2.2 In the case of any failure by the Owner Participant to perform and observe any such term, provision or condition after notice thereof by any Beneficiary, the Guarantor agrees, upon notice of any such failure of performance or observance, to cause such performance or observance to be done, and in the case of any failure by the Owner Participant to make such payment as and when the same shall become due and payable (by acceleration or otherwise), the Guarantor hereby agrees, upon notice of any such failure of payment, to make such payment (and, in addition, such further amounts, if any, as shall be sufficient to cover the costs and expenses of collection hereunder); provided, nothing herein shall expand the aforesaid obligations of the Guarantor beyond those of the Owner Participant under any of the OP Operative Documents.

    All such obligations and indebtedness set forth in Section 2.1 hereof and this Section 2.2 are referred to in this Guarantee as the "Obligations."

    The Guarantor hereby acknowledges and agrees that this Guarantee constitutes a continuing guaranty and shall remain in full force and effect until such time as all of the Obligations are finally paid, performed and observed in full and any time period during which any payment of the Obligations would be subject to any right of recoupment or recovery by any trustee in bankruptcy, debtor-in-possession or other Person shall have expired. The Guarantor further acknowledges that this Guarantee constitutes a guaranty of payment and, to the extent permitted by Applicable Law,



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performance when due and not of collection and waives any right to require that any resort be had by any Beneficiary against any other obligor or any other Person or against any guarantor under any other guarantee covering the Obligations.

     Section 2.3 This Guarantee is a direct, independent and primary obligation of the Guarantor and is an irrevocable, absolute, present, unconditional and continuing obligation and guarantee of payment and performance (and not merely of collection) and the validity and enforceability of this Guarantee shall be absolute and is not conditioned in any way upon
(a) the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the obligations, covenants or undertakings (including any payment obligations) of the Owner Participant other than providing notice to the Owner Participant, (b) the genuineness, validity, legality or enforceability of any of the OP Operative Documents or the lack of power or authority of the Owner Participant to enter into any of the OP Operative Documents or any substitution, release or exchange of any other Guarantee or any other security for any of the Obligations or any other circumstance whatsoever (other than payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, (c) any right of set-off, recoupment or counterclaim, (d) any attempt to collect from the Owner Participant or any other entity or to perfect or enforce any security or any other condition or contingency or (e) any other action, occurrence or circumstance whatsoever.

     Section 2.4 Without limiting the generality of the foregoing, and subject to Section 6 hereof, the Guarantor shall have no right to terminate this Guarantee, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected nor diminished for any reason whatsoever, including:

          (i) any amendment or supplement to or modification of any of the OP Operative Documents, any extension or renewal of the Owner Participant's obligations under any OP Operative Document, or any subletting, assignment or transfer of the Owner Participant's or any Beneficiary's interest in the OP Operative Documents;

          (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or any other change in the legal status of the Owner Participant or any rejection or modification of the Obligations of the Owner Participant or any Beneficiary as a result of any bankruptcy, reorganization, insolvency or similar proceeding;


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              (iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security;

              (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Obligations or any of the OP Operative Documents;

              (v) the unenforceability, lack of genuineness, irregularity or invalidity of the Obligations or any part thereof or the unenforceability, lack of genuineness, irregularity or invalidity of any agreement relating thereto;

              (vi) (A) any merger or consolidation of the Owner Participant or the Guarantor into or with any other Person, (B) any change in the structure of the Owner Participant, (C) any change in the ownership of the Owner Participant or the Guarantor or (D) any sale, lease, or transfer of any or all of the assets of the Owner Participant or the Guarantor to any other Person;

              (vii) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Beneficiary under or in connection with any OP Operative Document or any other agreement relating to this Guarantee, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Obligations; or

              (viii) any other circumstance whatsoever (except the complete payment and performance or the Obligations), including, without limitation, any act or omission of the Owner Participant or any Beneficiary which changes the scope of the Guarantor's risk.

       Section 2.5 The Guarantor hereby unconditionally waives and releases, to the extent permitted by law promptness, diligence and notice as to the Obligations guaranteed hereby and acceptance of this Guarantee, and waives any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor, including, without limitation, suretyship defenses, notice of default or any failure on the part of the Owner Participant to perform and comply with any Obligation and agrees that, except as otherwise provided herein or in the Operative Documents, it shall not be required to consent to or receive any notice of any amendment or

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modification of, or waiver, consent or extension with respect to, the OP
Operative Documents. No failure to exercise and no delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         Section 2.6 The Guarantor agrees to pay any costs and expenses incurred by the other parties to the Participation Agreement in connection with the enforcement of this Guarantee.

SECTION 3. GUARANTOR'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Beneficiaries to enter into the Participation Agreement, the Guarantor represents and warrants unto the Beneficiaries as set forth in this Section III.

         Section 3.1 The Guarantor (i) has a tangible net worth of at least $75 million calculated in accordance with GAAP; and (ii) qualifies as "a United States person" within the meaning of section 7701(a)(30) of the Code.

         Section 3.2 The Guarantor is duly organized, validly existing and in good standing under the laws of the state of incorporation and has full power, authority and legal right to execute, deliver and perform this Guarantee.

         Section 3.3 The execution, delivery and performance by the Guarantor of this Guarantee has been duly authorized by all necessary corporate action. This Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforcement may be affected by applicable bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally.

         Section 3.4 The execution, delivery and performance of this Guarantee will not contravene any provision of law, rule or regulation to which the Guarantor is subject or any judgment, decree or order applicable to the Guarantor nor conflict or be inconsistent with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or

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the obligation to create or impose) any Lien or other encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of any agreement or other instrument to which the Guarantor is a party or by which it or its property is bound or to which it or its property may be subject, the violation of which could have a material adverse effect on the financial condition of the Guarantor, nor violate any provision of the articles of incorporation or bylaws of the Guarantor.

     Section 3.5 No pending or, to the knowledge of the Guarantor, threatened action, suit, investigation or proceeding against the Guarantor before any Governmental Entity exists which, if determined adversely to the Guarantor, would materially adversely affect the Guarantor's ability to perform its obligations under this Guarantee.

     Section 3.6 No consent from any Person is required for the execution, delivery and performance by the Guarantor of this Guarantee except that which has been given and remains in full force and effect.

SECTION 4.     BENEFICIARIES

     Each of the Facility Lessee, the Owner Lessor, the Lessor Manager, the Trust Company, so long as the Lien of the Lease Indenture has not been terminated or discharged the Lease Indenture Trustee, the Lease Indenture Company and the Pass Through Trustee (on behalf of itself and as Pass Through Trustee) and, in each case, together with their respective successors and permitted assigns, are each beneficiaries of this Guarantee (each a "Beneficiary" or, together, the "Beneficiaries").

SECTION 5.     SURVIVAL OF GUARANTEE

     Notwithstanding anything to the contrary herein, this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of the Beneficiaries, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Guarantor, the Owner Participant or any other Person, or as a result of the appointment of a custodian, interviewer, receiver, trustee, or other officer with similar powers with respect to the Guarantor, the Owner Participant or any other Person or with respect to any substantial part of the property of the Guarantor, the Owner Participant or such other Person, all as if such payments had not been made.

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SECTION 6.  TERMINATION

         This Guarantee and the Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms until the earlier of (a) the date on which all Obligations shall have been satisfied by payment and performance in full or (b) such time as the Owner Lessor shall have effected a transfer of all of the Owner Lessor's Interest pursuant to a transfer which complies with the requirements of Section 8.1 of the Participation Agreement or (c) such time as the Guarantor shall cease to have any interest, direct or indirect, in the member interest of the Owner Participant provided that any transfer of any member interest in the Equity Subsidiary or Owner Participant which results in the Guarantor ceasing to have any such interest, direct or indirect, in the Owner Participant shall have been effected pursuant to a transfer which complies with requirements of Section 8.1 of the Participation Agreement; provided, however, that with respect to clauses
(b) and (c) above, in no event shall any transfer referenced in such clauses waive or release the Guarantor from any liability existing under the Guarantee immediately prior to or occurring simultaneously with such transfer.

SECTION 7.  REMEDIES; SUBROGATION

         Section 7.1 Remedies. In the event the Guarantor shall fail to pay immediately any amounts due under this Guarantee, or to comply with any other term of this Guarantee, each Beneficiary shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

         Section 7.2 Subrogation. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all of the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Beneficiary to whom such Obligation is payable and shall forthwith be paid to such Beneficiary to be credited and applied to such Obligation, whether matured or unmatured, in accordance with the terms of the Operative Document under which such Obligation arose. If (i) the Guarantor shall make payment to any Beneficiary of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, such Beneficiary will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and with representa-



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tion or warranty, necessary to evidence the transfer by subrogation to the
Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     Section 7.3 Survival of Remedies and Subrogation Rights. The provisions of this Section 7 shall survive the termination of this Guarantee and the payment in full of the Obligations and the termination of the Operative Documents.

     Section 7.4 Failure or Delay. This Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 8. MISCELLANEOUS

     Section 8.1 Amendments and Waivers. No term, covenant, agreement or condition of this Guarantee may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Guarantor and consented to by the Beneficiaries.

     Section 8.2 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be made or given in accordance with Section 17.6 of the Participation Agreement; provided that notices to the Guarantor shall be addressed to its address set forth on the signature page hereof, or at such other address as the Guarantor may from time to time designate by written notice to the Beneficiaries.

     Section 8.3 Survival. Except as expressly set forth herein, the warranties and covenants made by the Guarantor shall not survive the expiration or termination of this Guarantee.

     Section 8.4 Assignment and Assumption. This Guarantee may not be assigned by the Guarantor to, or assumed by, any successor to, or assignee of, the


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Guarantor without the prior written consent of the Beneficiaries except as provided by the terms of the Operative Documents.

         Section 8.5 Governing Law. This Guarantee shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law Section 5-1401).

         Section 8.6 Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 8.7 Merger. This Guarantee constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among the Guarantor, the Owner Participant, and each Beneficiary with respect to the subject matter hereof.

         Section 8.8 Headings. The headings of the sections of this Guarantee are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 8.9 Further Assurances. The Guarantor will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any of the Beneficiaries referred to in Section 4 hereof to whom the Guarantor is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Guarantee.

         Section 8.10 Effectiveness of Guarantee. This Guarantee shall be effective on the date of execution and delivery by the Guarantor.


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         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized.

                   PSEG RESOURCES INC.
                   as Guarantor


                   By: /s/ EILEEN A. MORAN
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                   Name:  Eileen A. Moran
                   Title: President

                   Notice Address:

                   PSEG Resources Inc.
                   80 Park Plaza, Suite T-22
                   Newark, NJ 07102
                   Telephone No.: (973) 956-3560
                   Facsimile No.: (973) 456-3569
                   Attention: President